Trade and other payables	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

(in thousands of USD)	June 30, 2019	December 31, 2018

Advances received on contracts in progress, between 1 and 5 years	399	402
Derivatives	3,546	1,049
Total non-current other payables	3,945	1,451
Trade payables	30,586	16,266
Accrued expenses	37,085	42,524
Accrued payroll	2,314	5,595
Dividends payable	129	146
Accrued interest	10,588	10,833
Deferred income	14,886	7,754
Other payables	7,611	4,107
Total current trade and other payables	103,199	87,225

The derivatives relate to the interest rate swap derivatives in connection to the USD 173.6 million facility related to the two Suezmaxes Cap Quebec and Cap Pembroke. The increase relates to the increase in the fair value of these instruments (see Note 13).
The increase in trade payables is due to a higher number of outstanding invoices related to insurances and bunkers.
The increase in deferred income is due to a higher number of vessels on time charter as of June 30, 2019 compared to December 31, 2018.